(LOGO) THE YACKTMAN FUNDS

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P R O S P E C T U S
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                                                                  APRIL 30, 1999

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                          P  R  O  S  P  E  C  T  U  S
                                 April 30, 1999

                            THE YACKTMAN FUNDS, INC.
                      303 West Madison Street, Suite 1925
                          Chicago, Illinois 60606-3308
                                 1-800-525-8258


    The Yacktman Funds are no load mutual funds seeking long-term capital appreciation and, to a lesser extent, current income. The Yacktman Funds are:

    -  THE YACKTMAN FUND
    -  THE YACKTMAN FOCUSED FUND

    Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Yacktman Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS

Questions Every Investor Should Ask Before
   Investing in The Yacktman Funds ............. 3
Fees and Expenses............................... 5
Investment Objective and Strategies............. 6
Management of the Funds......................... 7
The Funds' Share Price ......................... 8
Purchasing Shares............................... 9
Redeeming Shares............................... 11
Exchanging Shares.............................. 14
Dividends, Distributions and Taxes............. 14
Financial Highlights........................... 15
To Learn More about the Funds.................. 17

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   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE YACKTMAN FUNDS

1.WHAT ARE THE FUNDS' GOALS?

     Both Funds seek long-term capital appreciation and, to a lesser extent, current income.

2.WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
      The Funds mainly invest in common stocks of United States companies, some, but not all of which, pay dividends. Our investment adviser employs a disciplined investment strategy. We buy growth companies of any size at what we believe to be low prices. We think this conservative approach combines the best features of "growth" and "value" investing. The Focused Fund differs from The Yacktman Fund in that it holds fewer securities. The Yacktman Focused Fund usually holds fewer than 20 securities, other than money market investments. The Yacktman Fund typically will hold every security held by The Focused Fund. Both Funds sell companies that no longer meet their investment criteria, or if better investment opportunities are available.

3.WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

      Investors in the Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

- MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

- VALUE INVESTING RISK: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Funds' relative performance may suffer.

- NON-DIVERSIFICATION RISK: The Focused Fund is a non-diversified investment company. As such it likely will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which The Focused Fund invests perform poorly, The Focused Fund could incur greater losses than it would have had it invested in a greater number of securities.
- SMALLER-CAPITALIZATION COMPANIES RISK: The Funds may invest in smaller-capitalization companies. Smaller-capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger-capitalization companies. The stocks of smaller-capitalization companies tend to have less trading volume than stocks of larger-capitalization companies. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller-capitalization companies at quoted market prices. Finally, there are periods when investing in smaller-capitalization stocks falls out of favor with investors and the stocks of smaller-capitalization companies underperform.

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      Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Funds.

4.HOW HAVE THE FUNDS PERFORMED?

      The bar charts and tables that follow provide some indication of the risks of investing in The Yacktman Funds by showing changes in each Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                               THE YACKTMAN FUND
                         TOTAL RETURN PER CALENDAR YEAR

                              1993         -6.58%
                              1994          8.80%
                              1995         30.42%
                              1996         26.02%
                              1997         18.28%
                              1998          0.64%

Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 16.09% (quarter ended December 31, 1998) and the lowest total return for a quarter was -16.39% (quarter ended September 30, 1998).


                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ending December 31, 1998)

                                                         SINCE THE
                                                      INCEPTION DATE
                             PAST           PAST        OF THE FUND
                             YEAR          5 YEARS    (JULY 6, 1992)
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The Yacktman Fund             0.64%         16.31%         11.96%
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S&P 500<F1>                  28.58%         24.06%         21.04%
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                           THE YACKTMAN FOCUSED FUND

                         TOTAL RETURN PER CALENDAR YEAR
                              1998          4.58%

Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 15.45% (quarter ended December 31, 1998) and the lowest total return for a quarter was -16.28% (quarter ended September 30, 1998).


                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ending December 31, 1998)

                                                         SINCE THE
                                                      INCEPTION DATE
                                            PAST        OF THE FUND
                                            YEAR       (MAY 1, 1997)
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The Yacktman Focused Fund                    4.58%         11.90%
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S&P 500<F1>                                 28.58%         31.28%
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<F1> The S&P 500 is a widely recognized unmanaged index of common stock prices.

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                               FEES AND EXPENSES

    The table below describes the fees and expenses that you may pay if you buy and hold shares of The Yacktman Funds.


                                                    THE YACKTMAN                 THE YACKTMAN
                                                        FUND                     FOCUSED FUND
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
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage of
  offering price).........................        No Sales Charge               No Sales Charge
Maximum Deferred Sales Charge (Load)......        No Deferred Sales Charge      No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends and Distributions        No Sales Charge              No Sales Charge
Redemption Fee............................        None<F1>                      None<F1>
Exchange Fee..............................        None<F2>                      None<F2>

<F1>Our Transfer Agent charges a fee of $12.00 for each wire redemption.
<F2>Our Transfer Agent charges a fee of $5.00 for each telephone exchange.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees...........................        0.63%                         1.00%
Distribution and/or Service (12b-1) Fees..        0.00%<F1>                     0.00%
Other Expenses............................        0.47%                         0.81%
Total Annual Fund Operating Expenses......        1.10%                         1.81%<F2>


<F1> We have restated "Distribution and/or Service (12b-1) Fees" to reflect the fact that The Yacktman Fund's 12b-1 Plan terminated November 24, 1998.

<F2> Since inception our Adviser has waived the advisory fee it receives from
     The Yacktman Focused Fund to the extent necessary to ensure that its Total Fund Operating Expenses do not exceed 1.25% of the Fund's average daily net assets. Our Adviser may discontinue these waivers at any time, but will not do so prior to December 31, 1999.

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EXAMPLE
    This example is intended to help you compare the cost of investing in The Yacktman Funds with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                         1 YEAR        3 YEARS        5 YEARS       10 YEARS
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The Yacktman Fund         $112           $350           $606         $1,340
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The Yacktman
  Focused Fund            $184           $569           $980         $2,127
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                              INVESTMENT OBJECTIVE
                                 AND STRATEGIES

    Each of the Funds seeks long-term capital appreciation, and, to a lesser extent, current income. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in The Yacktman Funds might not appreciate and investors could lose money.
    The Funds mainly invest in common stocks of United States companies, some, but not all of which, pay dividends. However, each may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Funds will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.
    Our investment adviser employs a disciplined investment strategy. We buy growth companies at what we believe to be low prices. We think this conservative approach combines the best features of "growth" and "value" investing. When we purchase stocks we look for companies with the following three attributes:

                                 GOOD BUSINESS
                               LOW PURCHASE PRICE
                        SHAREHOLDER-ORIENTED MANAGEMENT

GOOD BUSINESS
    A good business may contain one or more of the following:

- High market share in principal product and/or service lines;

- A high cash return on tangible assets;

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- Relatively low capital requirements allowing a business to generate cash while growing;

- Short customer repurchase cycles and long product cycles; and

- Unique franchise characteristics.

SHAREHOLDER-ORIENTED MANAGEMENT
    We believe a shareholder-oriented management does not overcompensate itself and allocates wisely the cash the company generates. We look for companies that:

- Reinvest in the business and still have excess cash;

- Make synergistic acquisitions; and

- Buy back stock.

LOW PURCHASE PRICE

- We look for a stock that sells for less than what an investor would pay to buy the whole company.

- The stock prices of many companies vary by 50% or more from low to high each year so we wait for buying opportunities.

    We follow many more companies than we actually buy. Since our investment adviser is a disciplined investor, we will increase our cash position if we cannot find companies that meet our investment requirements.
    Each of the Funds will hold fewer stocks than the typical stock mutual fund. In fact, The Focused Fund usually holds fewer than 20 stocks. We do this because we are KNOW SOMETHING investors. We think it makes sense to invest more in our top choices than in investments we think are less attractive.
    We buy companies of any size market capitalization. If all else is equal, we prefer larger companies to smaller companies.
    We sell companies if they no longer meet our investment criteria, or if there are better investment opportunities available.
    The Focused Fund may purchase put options on specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio. The Focused Fund may also write put options on specific stocks to generate income, but only if it is willing to purchase the stock at the exercise price. Purchasing and writing put options are not principal investment strategies of The Focused Fund.
    We are patient investors. We do not attempt to achieve our investment objectives by active and frequent trading of common stocks.

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                            MANAGEMENT OF THE FUNDS

YACKTMAN ASSET MANAGEMENT CO.
MANAGES THE FUNDS' INVESTMENTS
    Yacktman Asset Management Co. (the "Adviser") is the investment adviser to each of The Yacktman Funds. The Adviser's address is:

    303 West Madison Street, Suite 1925
    Chicago, Illinois 60606-3308

    As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

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The Yacktman Fund                  0.63%
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The Yacktman Focused Fund          1.00%
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The investment advisory fee paid by The Yacktman Fund ranges from 0.65% to 0.50%
depending on asset levels.
    Donald A. Yacktman, as portfolio manager, is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. Mr. Yacktman has been President of the Adviser since its organization in 1992. He was an officer and portfolio manager from April 1982 through March 11, 1992 with Selected Financial Services, Inc., and a portfolio manager from 1968 to 1982 with Stein Roe & Farnham, where he was also a partner from 1974 to 1982.

YEAR 2000
    The Funds are addressing the "Year 2000" issue. The Year 2000 issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.
    The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including the Adviser, their administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds. The Year 2000 issue could also have a negative impact on the companies in which the Funds invest, which could hurt the Funds' investment returns.


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                             THE FUNDS' SHARE PRICE

    The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.
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                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1. Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

   A.  NEW ACCOUNTS
       -   Individual Retirement Accounts and other retirement plans     $500
       -   Automatic Investment Plan                                     $500
       -   All other accounts                                          $2,500

   B.  EXISTING ACCOUNTS
       -   Dividend reinvestment                                   No Minimum
       -   All Accounts                                                  $100

3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (the Funds have additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-800-457-6033.

4. Make your check payable to "The Yacktman Funds, Inc." All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

5. Send the application and check to:

          BY FIRST CLASS MAIL
          The Yacktman Funds, Inc.
          Shareholder Services Center
          P.O. Box 701
          Milwaukee, WI 53201-0701

          BY OVERNIGHT DELIVERY SERVICE OR
          REGISTERED MAIL
          The Yacktman Funds, Inc.
          615 East Michigan Street
          Milwaukee, WI 53202-5207

   PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.
   If you wish to open an account by wire, please call 1-800-457-6033 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

          Firstar Bank Milwaukee, N.A.
          777 East Wisconsin Avenue
          Milwaukee, WI 53202-5207
          ABA #075000022

          CREDIT:
          Firstar Mutual Fund Services, LLC
          Account #112-952-137
          FURTHER CREDIT:
          The Yacktman Funds, Inc.
          (name of Fund to be purchased)
          (shareholder registration)
          (shareholder account number, if known)

   You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK MILWAUKEE, N.A. MUST

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RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK
STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK MILWAUKEE, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS
   Some broker-dealers may sell shares of The Yacktman Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.
   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:

- Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

- Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

- Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

- Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

- Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS
   The Funds may reject any purchase applications for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.
   The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.
   The Funds offer an Automatic Investment Plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone.

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The Funds offer the following retirement plans:

     - Traditional IRA
     - Roth IRA
     - SEP-IRA
     - SIMPLE IRA
     - 401(k) Plan
     - 403 (b)(7) Custodial Accounts

   Investors can obtain further information about the Automatic Investment Plan, the telephone purchase plan and the retirement plans by calling the Funds at 1-800-525-8258. The Funds recommend that investors consult with a competent financial and tax adviser regarding the retirement plans before investing.


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                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1. Prepare a letter of instruction containing:

   -   the name of the Fund(s)
   -   account number(s)
   -   the amount of money or number of shares being redeemed
   -   the name(s) on the account
   -   daytime phone number
   - additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' Transfer Agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-457-6033 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. If there are certificates representing your shares, endorse the certificates or execute a stock power exactly as your shares are registered.

4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

   -   The redemption request exceeds $25,000.
   - The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.
   - The redemption proceeds are to be sent to an address other than the address of record.
   - The Funds receive the redemption request within ten business days of an address change.

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

5. Send the letter of instruction and certificates, if any, to:

          BY FIRST CLASS MAIL
          The Yacktman Funds, Inc.
          Shareholder Services Center
          P. O. Box 701
          Milwaukee, WI 53201-0701

          BY OVERNIGHT DELIVERY SERVICE OR
          REGISTERED MAIL
          The Yacktman Funds, Inc.
          Shareholder Services Center
          615 East Michigan Street
          Milwaukee, WI 53202-5207

   PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAILED TO THE POST OFFICE BOX ADDRESS.

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HOW TO REDEEM (SELL) SHARES BY TELEPHONE

- Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans and shares represented by certificates cannot be redeemed by telephone.
- Assemble the same information that you would include in the letter of instruction for a written redemption request.

- Call Firstar Mutual Fund Services, LLC at 1-800-457-6033. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

- Telephone redemptions must be in amounts of $1,000 or more.

- You may not make a telephone redemption within 10 business days of an address change.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS
   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE
   The redemption price per share you receive for redemption requests is the next determined net asset value after:

- Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information; or

- Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information; or

- A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

- For those shareholders who redeem shares by mail or by telephone, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

- For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or Wire. An Electronic Funds Transfer generally takes up to three business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

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- For those shareholders who redeem shares through Servicing Agents, the
  Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS
   When redeeming shares of the Funds, shareholders should consider the following:

- The redemption may result in a taxable gain.

- Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

- The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

- If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

- Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

- The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

- Firstar Mutual Fund Services, LLC currently charges $12 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

- If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

- The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

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


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                               EXCHANGING SHARES

ELIGIBLE FUNDS
   Shares of The Yacktman Funds may be exchanged for shares of:

   - The Yacktman Fund
   - The Yacktman Focused Fund
   - Or the following Firstar Money Market Funds:

     - Firstar Money Market Fund
     -  Firstar U.S. Government Money Market Fund
     -  Firstar Tax-Exempt Money Market Fund

at their relative net asset values. (An affiliate of Firstar Mutual Fund Services, LLC advises the Firstar Money Market Funds. Please call 1-800-457-6033 for a prospectus describing the Firstar Money Market Funds.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

- Read this Prospectus and, if applicable, the prospectus for the Firstar Money Market Funds.

- Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

- Call Firstar Mutual Fund Services, LLC at 1-800-457-6033. You may also make an exchange by writing to The Yacktman Funds, Inc., Shareholder Services Center, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Firstar Mutual Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.


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                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

    Each Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have two distribution options:

    - AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

    - ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

    You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-457-6033.
    Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

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


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                              FINANCIAL HIGHLIGHTS

    The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years of The Yacktman Fund's operations and for the period of The Yacktman Focused Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



THE YACKTMAN FUND
                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                      1998          1997            1996           1995           1994
------------------------------------------------  ------------  ------------    ------------   ------------   ------------

Net asset value, beginning of period...........     $  14.05      $   13.34       $  12.09       $  10.05       $   9.56
Income from investment operations:
   Net investment income ......................         0.11           0.22           0.24           0.22           0.22
   Net realized and unrealized gain (loss)
      on investments...........................       (0.04)           2.21           2.90           2.81           0.61
                                                  ----------     ----------     ----------     ----------     ----------
   Total from investment operations............         0.07           2.43           3.14           3.03           0.83
                                                  ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income........       (0.11)         (0.22)         (0.24)         (0.22)         (0.22)
   Distributions from net realized gains.......       (2.40)         (1.50)         (1.65)         (0.77)         (0.12)
                                                  ----------     ----------     ----------     ----------     ----------
   Total distributions.........................       (2.51)         (1.72)         (1.89)         (0.99)         (0.34)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of period.................     $  11.61      $   14.05       $  13.34       $  12.09       $  10.05
                                                  ==========     ==========     ==========     ==========     ==========
Total return...................................        0.64%         18.28%         26.02%         30.42%          8.80%
                                                  ==========     ==========     ==========     ==========     ==========
Supplemental data and ratios:
   Net assets, end of period (000s)............     $307,430     $1,082,139       $755,617       $566,723       $295,133
                                                  ==========     ==========     ==========     ==========     ==========
   Ratio of expenses before expense
      reductions to average net assets<F1>.....        1.16%          0.90%          0.96%          0.99%          1.07%
                                                  ==========     ==========     ==========     ==========     ==========
   Ratio of net expenses to average net assets.        1.14%          0.86%          0.90%          0.91%          1.07%
                                                  ==========     ==========     ==========     ==========     ==========
   Ratio of net investment income to average
      net assets...............................        0.87%          1.54%          1.80%          2.02%          2.49%
                                                  ==========     ==========     ==========     ==========     ==========
   Portfolio turnover rate.....................       14.32%         69.13%         58.54%         55.37%         49.44%
                                                  ==========     ==========     ==========     ==========     ==========


<F1> The Adviser has directed certain portfolio trades of The Yacktman Fund to brokers at best price and execution and has generated directed brokerage credits to be used against sub-transfer agency fees. Shareholders benefited under this arrangement as the net expenses of The Yacktman Fund do not include such sub-transfer agency fees.

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


THE YACKTMAN FOCUSED FUND
                                                     YEAR       MAY 1, 1997<F1>
                                                     ENDED          THROUGH
                                                 DEC. 31, 1998   DEC. 31, 1997
--------------------------------------------------------------------------------
Net asset value, beginning of period..............   $ 11.21           $ 10.00
                                                  ----------        ----------
Income from investment operations:
   Net investment income .........................      0.05              0.07
   Net realized and unrealized gain on investments      0.46              1.47
                                                  ----------        ----------
   Total from investment operations...............      0.51              1.54
                                                  ----------        ----------
Less distributions:
   Dividends from net investment income...........    (0.05)            (0.07)
   Distributions from net realized gains..........    (0.05)            (0.26)
                                                  ----------        ----------
   Total distributions............................    (0.10)            (0.33)
                                                  ----------        ----------
Net asset value, end of period ...................   $ 11.62           $ 11.21
                                                  ==========        ==========
Total return......................................     4.58%        15.38%<F2>
                                                  ==========        ==========
Supplemental data and ratios:
   Net assets, end of period (000s)...............   $27,407           $58,446
                                                  ==========        ==========
   Ratio of net expenses to average net assets.... 1.25%<F4>     1.25%<F3><F4>
                                                  ==========        ==========
   Ratio of net investment income to
   average net assets ............................ 0.48%<F4>     1.02%<F3><F4>
                                                  ==========        ==========
   Portfolio turnover rate........................    49.26%            60.43%
                                                  ==========        ==========
<F1> Commencement of operations.
<F2> Not annualized.
<F3> Annualized.
<F4> Net of reimbursements. Without fee waivers, the ratio of expenses to average net assets would have been 1.81% and 1.71% and the ratio of net investment income to average net assets would have been (0.08)% and 0.56% for the periods ended December 31, 1998 and 1997, respectively.

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

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                                 TO LEARN MORE
                                ABOUT THE FUNDS

    To learn more about The Yacktman Funds you may want to read The Yacktman Funds' Statement of Additional Information ("SAI") which contains additional information about the Funds. The Yacktman Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.
    You may also learn more about The Yacktman Funds' investments by reading The Yacktman Funds' Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.
    The SAI and the Annual and Semi-Annual Reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-525-8258.
    Prospective investors and shareholders who have questions about The Yacktman Funds may also call the above number or write to the following address:

    The Yacktman Funds, Inc.
    303 West Madison Street, Suite 1925
    Chicago, IL 60606-3308

    The general public can review and copy information about The Yacktman Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about The Yacktman Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

    Public Reference Section
    Securities and Exchange Commission
    Washington, D.C. 20549-6009

    Please refer to The Yacktman Funds' Investment Company Act File No. 811-6628, when seeking information about The Yacktman Funds from the Securities and Exchange Commission.

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FOR FUND INFORMATION,
CALL 1-800-525-8258
FOR SHAREHOLDER SERVICES,
CALL 1-800-457-6033
WEB SITE: WWW.YACKTMAN.COM

THE YACKTMAN FUNDS, INC.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

YA-402-0499